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                                                                    EXHIBIT 24.1

                          REGIONS FINANCIAL CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of REGIONS FINANCIAL CORPORATION (the "Corporation") hereby constitute and appoint Richard D. Horsley and Samuel E. Upchurch, Jr., and each of them, the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution and resubstitution, and with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the acquisition of First National Bancshares of Louisiana, Inc. by Regions Financial Corporation and to sign any and all amendments to such Registration Statements.

      SIGNATURE                         TITLE                         DATE
--------------------------     -----------------------------     --------------


/s/ Carl E. Jones, Jr.
--------------------------     President and Chief Executive     March 15, 2000
Carl E. Jones, Jr.                  Officer and Director
                               (principal executive officer)


/s/ Richard D. Horsley
--------------------------     Vice Chairman of the Board and    March 15, 2000
Richard D. Horsley              Executive Financial Officer
                                        and Director
                               (principal financial officer)


/s/ Robert P. Houston
--------------------------      Executive Vice President and     March 15, 2000
Robert P. Houston                       Comptroller
                               (principal accounting officer)


/s/ Sheila S. Blair
--------------------------                Director               March 15, 2000
Sheila S. Blair


/s/ James B. Boone, Jr.
--------------------------                Director               March 15, 2000
James B. Boone, Jr.


/s/ James S.M. French
--------------------------                Director               March 15, 2000
James S.M. French


/s/ Olin B. King
--------------------------                Director               March 15, 2000
Olin B. King


/s/ J. Stanley Mackin
--------------------------         Chairman of the Board         March 15, 2000
J. Stanley Mackin                       and Director


/s/ Michael W. Murphy
--------------------------                Director               March 15, 2000
Michael W. Murphy


/s/ Henry E. Simpson
--------------------------                Director               March 15, 2000
Henry E. Simpson


/s/ Lee J. Styslinger, Jr.
--------------------------                Director               March 15, 2000
Lee J. Styslinger, Jr.


/s/ W. Woodrow Stewart
--------------------------                Director               March 15, 2000
W. Woodrow Stewart


/s/ John H. Watson
--------------------------                Director               March 15, 2000
John H. Watson


/s/ C. Kemmons Wilson, Jr.
--------------------------                Director               March 15, 2000
C. Kemmons Wilson, Jr.